Guardant Health Reports Second Quarter 2022 Financial Results
Q2 clinical and biopharma volumes up 40% and 65% year over year
PALO ALTO, Calif. August 4, 2022 – Guardant Health, Inc. (Nasdaq: GH), a leading precision oncology company focused on helping conquer cancer globally through use of its proprietary tests, vast data sets and advanced analytics, today reported financial results for the quarter ended June 30, 2022.
Recent Highlights
•Revenue of $109.1 million for the second quarter of 2022, an increase of 19% over the corresponding period of 2021
•Reported 29,300 tests to clinical customers and 6,000 tests to biopharmaceutical customers in the second quarter of 2022, representing an increase of 40% and 65%, respectively, over the second quarter of 2021
•Received Medicare Coverage for Guardant Reveal™, the first blood-only liquid biopsy test for molecular residual disease testing now covered for certain fee-for-service Medicare patients in the US with stage II or III colorectal cancer
•Completed the purchase of the Guardant Health AMEA Joint Venture, creating a unified organization to expand commercialization of Guardant Health's industry-leading liquid biopsy technology across the region
•Executed a strategic partnership agreement to offer comprehensive genomic profiling tests to biopharmaceutical companies in China with Adicon, a leading independent clinical laboratory company
•The Company’s Shield LDT launch was well received by clinicians and patients and with early activity exceeding expectations
•Expect both ECLIPSE readout and PMA submission for Shield assay during the second half of the year
“We ended the second quarter with record revenue for Guardant Health with strong volume growth in Clinical Oncology while growing and strengthening our base of biopharma partners. We were pleased to receive Medicare coverage for Guardant Reveal™, providing stage II or III colorectal cancer patients and their doctors greater access to an easy to use blood-based test for molecular residual disease testing. We expect this to help fuel continued expansion as we look ahead to future product launches in the second half of the year,” said Helmy Eltoukhy, co-founder and co-CEO.
“We have had an exciting second quarter with the recent launch of our Shield LDT screening test. We have observed strong adherence to our blood-based screening test, and better than expected uptake by early clinical adopters,” said AmirAli Talasaz, co-founder and co-CEO. “We continue to progress our pivotal ECLIPSE trial. We remain confident in our ambition to develop Shield into the leading non-invasive CRC screening methodology with future expansion into high-sensitivity multi-cancer screening.”
Second Quarter 2022 Financial Results
Revenue was $109.1 million for the three months ended June 30, 2022, a 19% increase from $92.1 million for the three months ended June 30, 2021. Precision oncology revenue grew 27%, driven predominantly by an increase in clinical testing volume and biopharma sample volume, which grew 40% and 65%, respectively, over the prior year period. Development services and other revenue decreased 12%, owing to multiple factors. The primary drivers were the change in collaboration projects with biopharmaceutical customers for companion diagnostic development and regulatory approval services, and the discontinuation of our Guardant-19 tests in August 2021. These factors were partially offset by revenues earned from licensing our technologies during the three months ended June 30, 2022.
Gross profit, or total revenue less cost of precision oncology testing and cost of development services and other, was $72.4 million for the second quarter of 2022, an increase of $10.2 million from $62.2 million for the corresponding prior year period. Gross margin, or gross profit divided by total revenue, was 66%, as compared to 68% for the corresponding prior year period.
Operating expenses were $202.7 million for the second quarter of 2022, as compared to $159.8 million for the corresponding prior year period, an increase of 27%. Non-GAAP operating expenses were $176.2 million for the second quarter of 2022, as compared to $124.7 million for the corresponding prior year period.
Net loss attributable to Guardant Health, Inc. common stockholders was $229.4 million for the second quarter of 2022, as compared to $97.6 million for the corresponding prior year period. Net loss per share attributable to Guardant Health, Inc. common stockholders was $2.25 for the second quarter of 2022, as compared to $0.96 for the corresponding prior year period. Non-GAAP net loss was $101.8 million for the second quarter of 2022, as compared to $61.4 million for the corresponding prior year period. Non-GAAP net loss per share was $1.00 for the second quarter of 2022, as compared to $0.61 for the corresponding prior year period.
Adjusted EBITDA loss was $94.3 million for the second quarter of 2022, as compared to a $56.4 million loss for the corresponding prior year period.

Cash, cash equivalents and marketable securities were $1.2 billion as of June 30, 2022.
2022 Guidance
Guardant Health continues to expect full year 2022 revenue to be in the range of $460 million to $470 million, representing 23% to 26% growth over full year 2021.
Webcast Information
Guardant Health will host a conference call to discuss the second quarter 2022 financial results after market close on Thursday, August 4, 2022 at 1:30 pm Pacific Time / 4:30 pm Eastern Time. A webcast of the conference call can be accessed at http://investors.guardanthealth.com. The webcast will be archived and available for replay for at least 90 days after the event.
Non-GAAP Measures
Guardant Health has presented in this release certain financial information in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and also on a non-GAAP basis, including non-GAAP cost of precision oncology testing, non-GAAP research and development expense, non-GAAP sales and marketing expense, non-GAAP general and administrative expense, non-GAAP loss from operations, non-GAAP net loss, non-GAAP net loss attributable to Guardant Health, Inc., common stockholders, non-GAAP net loss per share attributable to Guardant Health, Inc. common stockholders, basic and diluted, and Adjusted EBITDA.
We define our non-GAAP measures as the applicable GAAP measure adjusted for the impacts of stock-based compensation and related employer payroll tax payments, changes in estimated fair value of noncontrolling interest liability, adjustments relating to redeemable noncontrolling interest, contingent consideration, acquisition related expenses, amortization of intangible assets, and other non-recurring items.
Adjusted EBITDA is defined as net loss attributable to Guardant Health, Inc. common stockholders adjusted for interest income, interest expense, other income (expense), net, provision for (benefit from) income taxes, depreciation and amortization expense, stock-based compensation expense and related employer payroll tax payments, changes in estimated fair value of noncontrolling interest liability, adjustments relating to redeemable noncontrolling interest and contingent consideration and, if applicable in a reporting period, acquisition-related expenses and other non-recurring items.
We believe that the exclusion of certain income and expenses in calculating these non-GAAP financial measures can provide a useful measure for investors when comparing our period-to-period core operating results, and when comparing those same results to that published by our peers. We exclude certain other items because we believe that these income (expenses) do not reflect expected future operating expenses. Additionally, certain items are inconsistent in amounts and frequency, making it difficult to perform a meaningful evaluation of our current or past operating performance. We use these non-GAAP financial measures to evaluate ongoing operations, for internal planning and forecasting purposes, and to manage our business.
These non-GAAP financial measures are not intended to be considered in isolation from, as substitute for, or as superior to, the corresponding financial measures prepared in accordance with GAAP. There are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation, and do not present the full measure of our recorded costs against its revenue. In addition, our definition of the non-GAAP financial measures may differ from non-GAAP measures used by other companies.
About Guardant Health
Guardant Health is a leading precision oncology company focused on helping conquer cancer globally through use of its proprietary tests, vast data sets and advanced analytics. The Guardant Health oncology platform leverages capabilities to drive commercial adoption, improve patient clinical outcomes and lower healthcare costs across all stages of the cancer care continuum. Guardant Health has commercially launched Guardant360®, Guardant360 CDx, Guardant360 TissueNext™, Guardant360 Response™, and GuardantOMNI® tests for advanced stage cancer patients, and Guardant Reveal™ for early-stage cancer patients. The Guardant Health screening portfolio, including the Shield™ test, aims to address the needs of individuals eligible for cancer screening.
Forward Looking Statements
This press release contains forward-looking statements within the meaning of federal securities laws, including statements relating to Guardant Health’s future results, or regarding the potential benefits and advantages of Guardant Health’s platforms, assays and tests, which involve risks and uncertainties that could cause Guardant Health’s actual results to differ materially from the anticipated results and expectations expressed in these forward-looking statements. These statements are based on current expectations, forecasts and assumptions, and actual outcomes and results could differ materially from these statements due to a number of factors. These and additional risks and uncertainties that could affect Guardant Health’s financial and operating results and cause actual results to differ materially from those indicated by the forward-looking statements made in this press release include those discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and elsewhere in its Annual Report on Form 10-K for the year ended December 31, 2021, and any current and periodic reports filed with the Securities and Exchange Commission thereafter. The forward-looking statements in this press release are based on information available to Guardant Health as of the date hereof, and Guardant Health disclaims any obligation to update any forward-looking statements provided to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing Guardant Health’s views as of any date subsequent to the date of this press release.
Investor Contact:
investors@guardanthealth.com

Media Contact:
press@guardanthealth.com

Guardant Health, Inc.
Condensed Consolidated Statements of Operations
(unaudited)
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021

Revenue:
Precision oncology testing	$92,062	$72,604	$176,198	$136,333
Development services and other	17,082	19,497	29,045	34,433
Total revenue	109,144	92,101	205,243	170,766
Costs and operating expenses:
Cost of precision oncology testing	34,375	24,887	65,059	48,477
Cost of development services and other	2,352	5,040	3,649	10,197
Research and development expense	85,455	63,724	167,212	119,232
Sales and marketing expense	73,603	47,716	138,035	82,054
General and administrative expense	43,680	48,376	84,947	116,311
Total costs and operating expenses	239,465	189,743	458,902	376,271
Loss from operations	(130,321)	(97,642)	(253,659)	(205,505)
Interest income	1,387	1,037	2,165	2,588
Interest expense	(645)	(644)	(1,289)	(1,290)
Other income (expense), net	378	(243)	330	(533)
Fair value adjustments of noncontrolling interest liability	(99,785)	—	(99,785)	—
Loss before provision for income taxes	(228,986)	(97,492)	(352,238)	(204,740)
Provision for income taxes	446	83	422	193
Net loss	(229,432)	(97,575)	(352,660)	(204,933)
Adjustment of redeemable noncontrolling interest	—	—	—	(2,300)
Net loss attributable to Guardant Health, Inc. common stockholders	$(229,432)	$(97,575)	$(352,660)	$(207,233)
Net loss per share attributable to Guardant Health, Inc. common stockholders, basic and diluted	$(2.25)	$(0.96)	$(3.46)	$(2.05)
Weighted-average shares used in computing net loss per share attributable to Guardant Health, Inc. common stockholders, basic and diluted	102,047	101,172	101,950	101,064

 Guardant Health, Inc.
Condensed Consolidated Balance Sheets (unaudited)
(in thousands, except share and per share data)

	June 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$215,169	$492,202
Short-term marketable securities	638,521	440,546
Accounts receivable, net	95,276	97,652
Inventory	59,890	30,674
Prepaid expenses and other current assets, net	28,283	53,052
Total current assets	1,037,139	1,114,126
Long-term marketable securities	382,575	698,034
Property and equipment, net	163,362	124,461
Right-of-use assets, net	183,703	189,443
Intangible assets, net	13,108	14,207
Goodwill	3,290	3,290
Other assets, net	70,560	60,938
Total Assets	$1,853,737	$2,204,499
LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$36,971	$17,580
Accrued compensation	38,672	42,496
Accrued expenses	77,157	45,285
Noncontrolling interest liability	—	78,000
Deferred revenue	14,955	11,326
Total current liabilities	167,755	194,687
Convertible senior notes, net	1,136,105	1,134,821
Long-term operating lease liabilities	221,503	226,053
Other long-term liabilities	9,287	3,933
Total Liabilities	1,534,650	1,559,494
Stockholders’ equity:
Common stock, par value of $0.00001 per share; 350,000,000 shares authorized as of June 30, 2022 and December 31, 2021; 102,186,856 and 101,767,446 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively	1	1
Additional paid-in capital	1,703,832	1,657,593
Accumulated other comprehensive loss	(24,261)	(4,764)
Accumulated deficit	(1,360,485)	(1,007,825)
Total Stockholders’ Equity	319,087	645,005
Total Liabilities and Stockholders’ Equity	$1,853,737	$2,204,499

Guardant Health, Inc.
Reconciliation of Selected GAAP Measures to Non-GAAP Measures
(unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021

GAAP cost of precision oncology testing	$34,375	$24,887	$65,059	$48,477
Amortization of intangible assets	(149)	(149)	(297)	(297)
Stock-based compensation expense and related employer payroll tax payments	(1,229)	(888)	(2,405)	(1,687)
Non-GAAP cost of precision oncology testing	$32,997	$23,850	$62,357	$46,493

GAAP research and development expense	$85,455	$63,724	$167,212	$119,232
Stock-based compensation expense and related employer payroll tax payments	(6,191)	(4,659)	(11,601)	(9,050)
Contingent consideration	(177)	—	(2,297)	—
Non-GAAP research and development expense	$79,087	$59,065	$153,314	$110,182

GAAP sales and marketing expense	$73,603	$47,716	$138,035	$82,054
Amortization of intangible assets	(134)	—	(134)	—
Stock-based compensation expense and related employer payroll tax payments	(6,054)	(3,493)	(11,624)	(6,427)
Non-GAAP sales and marketing expense	$67,415	$44,223	$126,277	$75,627

GAAP general and administrative expense	$43,680	$48,376	$84,947	$116,311
Amortization of intangible assets	(336)	(336)	(668)	(669)
Stock-based compensation expense and related employer payroll tax payments	(12,252)	(25,735)	(25,087)	(75,110)
Contingent consideration	(1,415)	(875)	(3,805)	(875)
Acquisition related expenses	63	—	—	—
Non-GAAP general and administrative expense	$29,740	$21,430	$55,387	$39,657

GAAP loss from operations	$(130,321)	$(97,642)	$(253,659)	$(205,505)
Amortization of intangible assets	619	485	1,099	966
Stock-based compensation expense and related employer payroll tax payments	25,726	34,775	50,717	92,274
Contingent consideration	1,592	875	6,102	875
Acquisition related expenses	(63)	—	—	—
Non-GAAP loss from operations	$(102,447)	$(61,507)	$(195,741)	$(111,390)

GAAP net loss	$(229,432)	$(97,575)	$(352,660)	$(204,933)
Amortization of intangible assets	619	485	1,099	966
Stock-based compensation expense and related employer payroll tax payments	25,726	34,775	50,717	92,274
Contingent consideration	1,592	875	6,102	875
Acquisition related expenses	(63)	—	—	—
Fair value adjustments of noncontrolling interest liability	99,785	—	99,785	—
Non-GAAP net loss	$(101,773)	$(61,440)	$(194,957)	$(110,818)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021

GAAP net loss attributable to Guardant Health, Inc. common stockholders	$(229,432)	$(97,575)	$(352,660)	$(207,233)
Amortization of intangible assets	619	485	1,099	966
Stock-based compensation expense and related employer payroll tax payments	25,726	34,775	50,717	92,274
Contingent consideration	1,592	875	6,102	875
Acquisition related expenses	(63)	—	—	—
Fair value adjustments of noncontrolling interest liability	99,785	—	99,785	—
Adjustment of redeemable noncontrolling interest	—	—	—	2,300
Non-GAAP net loss attributable to Guardant Health, Inc. common stockholders	$(101,773)	$(61,440)	$(194,957)	$(110,818)

GAAP net loss per share attributable to Guardant Health, Inc., common stockholders, basic and diluted	$(2.25)	$(0.96)	$(3.46)	$(2.05)
Non-GAAP net loss per share attributable to Guardant Health, Inc., common stockholders, basic and diluted	$(1.00)	$(0.61)	$(1.91)	$(1.10)
Weighted-average shares used in computing GAAP and Non-GAAP net loss per share, basic and diluted	102,047	101,172	101,950	101,064

Guardant Health, Inc.
Reconciliation of GAAP Net Loss Attributable to Guardant Health, Inc. Common Stockholders
to Adjusted EBITDA
(unaudited)
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021

GAAP net loss attributable to Guardant Health, Inc. common stockholders	$(229,432)	$(97,575)	$(352,660)	$(207,233)
Interest income	(1,387)	(1,037)	(2,165)	(2,588)
Interest expense	645	644	1,289	1,290
Other (income) expense, net	(378)	243	(330)	533
Provision for income taxes	446	83	422	193
Depreciation and amortization	8,785	5,627	15,986	10,637
Stock-based compensation expense and related employer payroll tax payments	25,726	34,775	50,717	92,274
Contingent consideration	1,592	875	6,102	875
Acquisition related expenses	(63)	—	—	—
Fair value adjustments of noncontrolling interest liability	99,785	—	99,785	—
Adjustment of redeemable noncontrolling interest	—	—	—	2,300
Adjusted EBITDA	$(94,281)	$(56,365)	$(180,854)	$(101,719)